UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  07/30/10
(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION
(Exact Name Of Registrant As Specified In Charter)

PA	000-23777	23-2939222
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848
(Address Of Principal Executive Offices) (Zip Code)

(570) 346-7741
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2010, Penseco Financial Services Corporation (“the Company”) issued a press release announcing the Company’s financial results for the three and six month periods ended June 30, 2010. The press release is included as exhibit 99.1 to this current report and is furnished herewith.

Item 9.01 Financial Statements and Exhibits

     (d.)  Exhibits

99.1 Press Release, dated July 30, 2010, announcing the Company’s financial results for the three and six month periods ended June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSECO FINANCIAL SERVICES CORPORATION

Date: July 30, 2010	By:	/s/ Craig W. Best
Craig W. Best
President and CEO